Corporate presentation December 2017 Exhibit 99.1

Disclaimer

Building a low-cost global natural gas business

2016



February

Charif Souki and Martin Houston establish Tellurian

$60 million

April

Management, friends and family invest $60 million



August

Meg Gentle joins to lead the company as President & CEO

$25 million

December

GE invests $25 million in Tellurian

2017

TOTAL

$207 million

January

TOTAL invests $207 million in Tellurian

Merger

February

Merged with Magellan Petroleum, gaining access to public markets

BECHTEL

CHART

June

Bechtel, Chart Industries and GE complete the front-end engineering and design (FEED) study for Driftwood LNG

Upstream Acquisition

LSTK

November

Acquired Haynesville acreage, production and ~1.4 Tcf

Executed LSTK EPC contract with Bechtel for ~$15 billion

$100 million

December

Raised approximately $100 million public offering

3 Introduction

TELLURIAN

New liquefaction capacity required

- Accelerated demand growth driven by low LNG prices

LNG demand growth



12%
6%
3%
1%
2014
2015
2016
Jan-Sept 2017

- 2017 effective capacity[1] utilization >98%

LNG capacity utilization



98%
97%
98%
100%
99%
102%
113%
2015
2016
2017
2018
2019
2020
2021

- Higher prices signal need for more LNG
- Emerging indices provide forward transparency

Netback prices to US Gulf Coast[2]



$/mmBtu
$ 20
$ 15
$ 10
$ 5
$ 0
Netback from Europe
Netback from Asia
Platts Gulf Coast Marker
Jan-12
Jul-12
Jan-13
Jul-13
Jan-14
Jul-14
Jan-15
Jul-15
Jan-16
Jul-16
Jan-17
Jul-17
Jan-18

Sources: ICE via Marketview, Kpler, Wood Mackenzie, Platts and Tullett Prebon, Fearnleys, Tellurian Research.

Notes: (1) Effective capacity is defined as total capacity less unplanned outages and gas constraints. Implied utilization rates assume demand growth of 12% per annum.
(2) Historical prices from Platts; forward prices from Tullett Prebon

4 Global LNG

Daily supply readily available across the globe



894
Bcf of LNG storage
686
# of LNG vessels
468
610
2016
2020



# of cargoes loaded per day
12
18
2016
2020



LNG Storage - 2017
Japan + Korea terminals: 633 Bcf
LNG vessels: 686 Bcf
North Pacific Ocean
South Pacific Ocean
South Atlantic Ocean
Indian Ocean
Legend
LNG carrier – laden
LNG carrier – unladen

Sources: Kpler, Maran Gas, IHS, Wood Mackenzie.
Notes: LNG storage assumes half of fleet is in ballast, 2.9 Bcf capacity per vessel.
Average cargo size 2.9 Bcf, assuming 150,000 m3 ship.
In 2017, approximately a third of all LNG cargoes are estimated to be spot volumes.
Assumes 12% per annum demand growth.

5 Global LNG
TELLURIAN

Building a low-cost global gas business


Upstream

- Purchase low-cost gas at liquidity points or as reserves

- Acquired 11,620 net acres with up to 178 drilling locations and 1.4 Tcf total net resource in Haynesville
- Delivered gas cost $2.25/mmBtu


Pipeline

- Diversify gas supply
- Develop pipeline solutions for constrained production basins
- Maximize access to supply liquidity

- FERC permit pending for Driftwood Pipeline
- Developing Tellurian Pipeline Network


Liquefaction

- Develop low-cost liquefaction
- ~$550 per tonne

- ~27.6 mtpa Driftwood LNG terminal
- FEED complete
- LSTK EPC executed for $15.2 billion
- FERC permit pending


Marketing

- Develop suite of flexible LNG products
- Build out risk management and operational infrastructure
- LNG trade entry in 2017

- Experienced global marketing team
- Offices in Houston, Washington D.C., London, and Singapore
- Maran Gas Mystras LNG vessel under 6 month time charter

6 Business model

TELLURIAN

Business model

- Tellurian will offer equity interest in Driftwood Holdings
- Driftwood Holdings will consist of Tellurian Production Company, Driftwood Pipeline and Driftwood LNG terminal (~27.6 mtpa)
- **Equity will cost ~$1,500 per tonne**
- Customer/Partner will receive equity LNG at tailgate of Driftwood LNG terminal at cost
- **Variable and operating costs** expected to be **~$3.00/mmBtu FOB** (including maintenance)
- Tellurian will **retain 7 to 12 mtpa**
- Tellurian will manage and operate the project


Nasdaq: TELL
Customer/Partner
TELLURIAN
60% - 75%
Equity ownership
25% - 40%
100%
Driftwood Holdings
Tellurian Production Company
Driftwood Pipeline Network
Driftwood LNG Terminal
~7-12 mtpa
Tellurian Marketing
~16-21 mtpa
~7-12 mtpa
Customers
Customers

7 Business model

Potential margin capture from Driftwood

- Total cost of ~$3/mmBtu locks in low cost of supply
- $1.50 – $15.00/mmBtu of margin potential



$/mmBtu
$0.88
$0.36
$0.79
$0.22
$2.25
$0.75
$3.00
Drilling and completion(1)
Operating
Gathering, processing and transportation(2)
Contingency
Delivered cost
Liquefaction cost
Total
Upstream cost
Liquefaction cost
Netback prices to the Gulf Coast
$/mmBtu
$15
$10
$5
$0
Jan 18 GCM(3)
14 Dec 2017:
$8.77/mmBtu
$3/mmBtu supply cost
Jan
Jul
2013
2014
2015
2016
2017

Sources: Wood Mackenzie, Platts, Tullet Prebon, Tellurian Research.
Notes: (1) Drilling and completion based on well cost of $10.2 million, 15.5 Bcf EUR, and 75.00% net revenue interest ("NRI") (8/8ths).
(2) Gathering, processing and transportation includes transportation cost to Driftwood pipeline to market.
(3) Platts Gulf Coast Marker.

8 Business model
TELLURIAN

Illustrative financials

Scenario	Phase 1[1]			Full development[1]		
Capacity, mtpa	**11.0**			**27.6**		
Upstream resource need[2], Tcf	~15			~40		
Investment, $ billions						
— Terminal and S&U	$ 7.6			$ 15.2		
— Pipeline	$ 1.1			$ 2.2		
— Owner's costs and other	$ 1.1			$ 2.1		
— Upstream – acquisition	$ 1.0			$ 2.0		
— Upstream – drilling capex (net of sales)[3]	$ 1.2			$ 2.5		
Total	**$ 12.0**			**$ 24.0**		
Transaction price, $ per tonne	**$1,500**			**$1,500**		
Capacity split	mtpa		%	mtpa		%
— Customer/Partner	8.0		72%	16.0		58%
— Tellurian	3.0		28%	11.6		42%
LNG sale price, $/mmBtu	$ 6.00	$ 10.00	$ 15.00	$ 6.00	$ 10.00	$ 15.00
Customer margin, $/mmBtu	$ 3.00	$ 7.00	$ 12.00	$ 3.00	$ 7.00	$ 12.00
Tellurian annual cash flows, $ millions[4]	$ 470	$ 1,090	$ 1,870	$ 1,810	$ 4,220	$ 7,240
Tellurian annual cash flows per share[5], $	$ 2.10	$ 4.90	$ 8.35	$ 8.10	$ 18.85	$ 32.30

Notes:
(1) Phase 1 of the EPC agreement reflects 2 plants, 1 berth, and 2 tanks; full development reflects 5 plants, 3 berths, and 3 tanks.
(2) Resource need for 30 year period.
(3) Drilling capital expenditures of $3.4 billion, net of $2.2 billion of gas sales.
(4) Cash flows calculated as Tellurian capacity multiplied by 52 mmBtu per tonne multiplied by Customer margin.
(5) Per share amounts based on 224 million shares outstanding as of December 15, 2017 (214 million shares as of December 7, 2017 as reported in prospectus supplement filed on December 11, 2017 and an additional 10 million shares issued in December 2017).

9 Business model

TELLURIAN

Return on $1,500 per tonne investment Business model Payback period analysis(6) Years to recover capital $0 $(1,500) Cumulative cash flow $ millions $10/mmBtu $6/mmBtu Netback FOB U.S. Gulf Coast 4 10 Notes: (1) Equivalent to FOB price at U.S. Gulf Coast. (2) Assuming $3/mmBtu cost of LNG. (3) Assuming liquefaction capacity of 1.0 mtpa and energy conversion of 52 mmBtu per tonne. (4) Investor cashflow per tonne (from (3) above) divided by $1,500 per tonne investment. (5) IRR calculated over 20 years after investment period before federal income tax, and including a terminal value based on a cap rate of 8.0%. (6) Payback based on implied margin per unit, federal income taxes are not included; assumes $3/mmBtu cost of production and single customer investment of $1,500 million. U.S. Gulf Coast net back price(1), $/mmBtu $ 6.00 $ 10.00 $ 15.00 Driftwood LNG, FOB U.S. Gulf Coast $ (3.00) $ (3.00) $ (3.00) Margin(2), $/mmBtu $ 3.00 $ 7.00 $ 12.00 Annual Customer/Partner cashflows(3), $ per tonne $ 156 $ 364 $ 624 Cash on cash return(4) 10% 24% 42% Unlevered IRR(5) 9% 18% 26%

Driftwood vs. competitors – cost per tonne Sources:Wood Mackenzie, The World Bank, Tellurian Research. Notes:(1) The World Bank bases the Logistics Performance Index (LPI) on surveys of operators to measure logistics “friendliness “ in respective countries which is supplemented by quantitative data on the performance of components of the logistics chain. Capacity, mtpa 9.5 27.6 10.0 16.5 13.0 9.0 15.6 9.0 8.9 LPI global ranking(1): 3.6 4.0 2.7 2.6 3.9 3.8 3.8 3.8 3.8 Business model

Integrated model prevalent internationally

IOC: Shell, bp, Total, Chevron, ExxonMobil

NOC: Pertamina, Gazprom, Brunei, Petronas, Sinopec, CNOOC, PetroChina, Kufpec, ADNOC, Statoil, Eni

Australasia: Mitsui & Co., Itochu, Tokyo Gas, Toho Gas, INPEX, Oil India Limited, Hyundai, KOGAS, Jera, Kansai Electric Power (power with heart), sojitz, JX Holdings, Inc., PTTEP, SK, posco, Samsung, Marubeni Corporation, Osaka Gas, Kyushu Electric, JOGMEC, Sumitomo, NYK Line, Mitsubishi, Bharat Petroleum, woodside, origin

Europe: Partex Oil and Gas, gasNatural, engie

Projects include:

Americas
Atlantic LNG, Peru LNG, LNG Canada

Europe
Snohvit, Yamal LNG

Mideast/Africa
Angola LNG, EG LNG, Damietta, ELNG, Yemen LNG, Mozambique LNG, Coral LNG, Oman LNG, Qalhat LNG, Qatargas I-IV, RasGas I-III, ADGAS

Australasia
APLNG, Darwin, GLNG, Gorgon, Ichthys, NWS, Pluto, Northwest Shelf, QCLNG, Wheatstone, PNG LNG, Tangguh, Brunei LNG, Donggi-Senoro, MLNG, Yamal LNG



Source: IHS.

12 Business model
TELLURIAN

Driftwood LNG terminal

Driftwood LNG terminal	
Land	▪ ~1,000 acres near Lake Charles, LA
Capacity	▪ ~27.6 mtpa
Trains	▪ Up to 20 trains of ~1.38 mtpa each ▪ Chart heat exchangers ▪ GE LM6000 PF+ compressors
Storage	▪ 3 storage tanks ▪ 235,000 m^3 each
Marine	▪ 3 marine berths
Capex	▪ ~$550 per tonne ▪ ~$15.2 billion(1)



Texas
Louisiana
Driftwood LNG
Lake Charles, Louisiana
New Orleans, Louisiana
Houston, Texas
Driftwood LNG
Henry Hub
Gulf of Mexico



Artist rendition

Notes: (1) Before owners' costs, financing costs and contingencies.

13 Driftwood LNG

TELLURIAN

Tellurian Pipeline Network Notes: (1) Currently not included in Driftwood Holdings illustrative financials (slide 9) Tellurian Pipeline Network Driftwood Pipeline Capacity, Bcf/d 4.0 Cost, $ billions $2.2 Length, miles 96 Diameter, inches 48 Compression, HP 274,000 Status FERC approval pending Haynesville Global Access Pipeline(1) Capacity, Bcf/d 2.0 Cost, $ billions $1.4 Length, miles 200 Diameter, inches 42 Compression, HP 23,000 Status Preliminary routing Permian Global Access Pipeline(1) Capacity, Bcf/d 2.0 Cost, $ billions $3.7 Length, miles 625 Diameter, inches 42 Compression, HP 258,000 Status Preliminary routing Bringing low cost gas to Southwest Louisiana 1 2 3 1 2 3

12 Bcf/d Southwest Louisiana gas demand

Core of U.S. natural gas exports



Texas
Louisiana
Eunice, LA
Gillis, LA
Lake Charles Petrochemical complex
Driftwood LNG
Cameron LNG
Sabine Pass LNG
Gulf of Mexico

Southwest Louisiana firm demand[1][2]



Bcf/d
12 Bcf/d
0
2
4
6
8
10
12
Demand triples in 7 years
2017
2018
2019
2020
2021
2022
2023
2024

Notes: (1) LNG demand includes ambient capacity.
(2) Includes: Driftwood LNG, Sabine Pass LNG T1-3, Cameron LNG T1-3, SASOL, Lake Charles CCGT, G2X Big Lake Fuels, LACC – Lotte and Westlake Chemical.

Source: Company data, Tellurian estimates.

15 Tellurian Pipeline Network

TELLURIAN

Tellurian Production Company

Objectives

- Acquire and develop **long life, low-cost natural gas resources**
  - Low geological risk
  - Scalable position
  - Production of ~**1.5 Bcf/d** starting in 2022
  - Total resources of ~15 Tcf for Phase 1
  - Operatorship
  - Low operating costs
  - Flexible development
- Initially focused on **Haynesville** basin; in close proximity to significant demand growth, low development risk, and favorable economics
- Target is to deliver gas for **$2.25/mmBtu**

Acquisitions

- Tellurian acquired **11,620 net acres** in the Haynesville shale for **$87.8 million** in Q4 2017
- Primarily located in De Soto and Red River parishes
- 80% HBP
- 94% operated
- 100% gas
- Current production – 4 mmcf/d
- Operated producing wells – 19
- Identified development locations – ~178
- Total net resource – ~1.4 Tcf

16 Tellurian Production Company
TELLURIAN

LNG demand is growing at 12% per annum Netback LNG prices to the U.S. Gulf Coast of > $8.00/mmBtu have signaled that additional liquefaction capacity is needed The U.S. is best positioned to meet global LNG supply needs with access to abundant low-cost gas and a track record of building low-cost liquefaction Additional U.S. infrastructure is required to connect stranded supply with growing demand Tellurian’s business model is designed to provide investors with access to the U.S. integrated value chain capable of providing low cost, flexible LNG globally Conclusions Source:Kpler Conclusions

Contact us Amit Marwaha Director, Investor Relations & Finance +1 832 485 2004 amit.marwaha@tellurianinc.com Joi Lecznar SVP, Public Affairs & Communication +1 832 962 4044 joi.lecznar@tellurianinc.com @TellurianLNG Contacts

2017 Additional detail

Key terms of EPC agreements with Bechtel Additional detail Phase 1 Phase 2 Phase 3 Phase 4 Total 11.0 5.5 5.5 5.5 27.6 Trains 8 4 4 4 20 Storage facilities 2 0 1 0 3 Berths 1 1 1 0 3 Capacity

Tellurian Pipeline Network

Gillis Market Area


LOUISIANA
Gillis
Lake Charles
Eunice
Driftwood
LNG Plant

Interconnects

- KMPL
- TETCO
- Trunkline
- Transco
- Tenn Gas
- CTPL
- Cameron
- FGT
- DWPL
- TETCO
- Trunkline
- Transco
- Tenn Gas
- CTPL
- Cameron

Proposed pipelines

DWPL — DWPL interconnects

Permian Supply Area


Jal
Waha
OXY

Interconnects

- ETC –Comanche Trail
- ETC – Trans-Pecos
- ETC – Oasis
- Vaquero
- OneOK WesTex
- OXY
- Enterprise
- Jal
- El Paso
- WhiteWater
- NGPL
- Northern Natural Gas
- TransWestern
- Atmos

Proposed pipelines

PGAP — PGAP interconnects

Haynesville Supply Area


TEXAS
LOUISIANA
MEP / Gulf Crossing
Arkla
TPC

Interconnects

- Crosstex
- Regency (RIGS)
- MEP
- Acadian
- MEP
- Gulf Crossing
- CenterPoint
- Tellurian Production Co.
- TGP
- ETC – Tiger
- Texas Gas
- Gulf South

Proposed pipelines

HGAP — HGAP interconnects

21 Additional detail

TELLURIAN

Haynesville type curve comparison Comparative type curve statistics Cumulative production normalized to 7,500’(3) Source:Company investor presentations. Notes:(1) Assumes 75.00% net revenue interest (“NRI”) (8/8ths). (2) Assumes gas prices of $3.00/mcf based on NRI and returns published specific to each operator. (3) 7,500’ estimated ultimate recovery (“EUR”) = original lateral length EUR + ((7,500’-original lateral length) * 0.75 * (original lateral length EUR / original lateral length)). Peer B Peer D Peer A Peer C Tellurian Tellurian Peer A Peer B Peer C Peer D Type curve detail Area De Soto / Red River North Louisiana De Soto NLA De Soto core NLA core / blended development program Completion (lbs. / ft.) - 4,000 3,800 2,700 3,000 Single well stats           Lateral length (ft.) 6,950' 7,500' 7,500' 4,500' 9,800' Gross EUR (Bcf) 15.5 18.8 18.6 9.9 19.9 EUR per 1,000' ft. (Bcf) 2.20 2.50 2.48 2.20 2.03 Gross D&C ($ millions) $10.20 $10.20 $8.50 $7.70 $10.30 F&D ($/mcf)(1) $0.88 $0.73 $0.61 $1.04 $0.69 Type curve economics           Before-tax IRR (%)(2) 43% 60% 90%+ 54% - Additional detail